UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

Graco Inc.

(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 – 11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 623-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On September 19, 2014, James A. Graner announced his intention to retire from his position as the Company’s Chief Financial Officer. The Company expects that Mr. Graner’s retirement from this position will become effective in August 2015.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated September 22, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date: September 22, 2014	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Vice President, General Counsel and Secretary